UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 3, 2009

TRUMP ENTERTAINMENT RESORTS, INC. TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
(Exact Name of Registrants as Specified in Their Charters)

Delaware Delaware Delaware
(State or Other Jurisdiction of Incorporation)

1-13794 33-90786 33-90786-01	13-3818402 13-3818407 13-3818405
(Commission File Number)	(IRS Employer Identification No.)

15 South Pennsylvania Avenue Atlantic City, New Jersey	08401

(Address of Principal Executive Offices)	(Zip Code)

609-449-5866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

As previously disclosed, on February 17, 2009 Trump Entertainment Resorts, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey in Camden, New Jersey (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Following the termination of the Purchase Agreement, dated August 3, 2009 (as thereafter amended as of October 5, 2009) among the Company, Trump Entertainment Resorts Holdings, L.P., BNAC, Inc. and Donald J. Trump (“Mr. Trump”) by Mr. Trump on November 16, 2009, and subsequent negotiations with their principal creditor constituencies, the Debtors have decided to withdraw their joint chapter 11 plan of reorganization, as filed with the Bankruptcy Court on August 3, 2009 and thereafter amended on October 5, 2009 (the “Debtors’ Plan”). Further, the Debtors have decided to endorse and become a co-proponent of the plan of reorganization proposed by the Ad Hoc Committee of the holders of the 8.5% Senior Secured Notes due 2015 filed on August 11, 2009 (as thereafter amended, supplemented or modified on September 23, 2009, October 6, 2009, October 9, 2009, and November 16, 2009, the “AHC Plan”) and the Disclosure Statement relating to the AHC Plan (the “AHC Disclosure Statement”). The Debtors believe the AHC Plan now presents the best chance for the Debtors to successfully emerge from chapter 11 and to continue as a thriving enterprise.

The key terms of the AHC Plan are as follows:

•

a capital contribution of $225 million in new equity capital (in exchange for 70% of the new equity in the Reorganized Debtors) in the form of a rights offering to holders of the Debtors’ 8.5% Senior Secured Notes due 2015 (the “Second Lien Notes”) and general unsecured claims backstopped by members of the Ad Hoc Committee of the holders of the Senior Lien Notes (who will receive 20% of the new equity in the Reorganized Debtors as a backstop fee in consideration for their agreement to provide such backstop);

•	$125 million repayment of Beal Bank's first lien loan and reinstatement of the balance of the loan on modified terms;
•	5% of the equity in the Reorganized Debtors and warrants to purchase up to an additional 5% of such new equity will be issued to Mr. Trump or his affiliates;
•	a pro rata distribution of 5% of the new equity in the Reorganized Debtors to holders of Second Lien Notes and general unsecured claims; and
•	no recovery for old equity.
The AHC Plan is subject to confirmation by the Bankruptcy Court.

On December 4, 2009, Beal Bank and Beal Bank Nevada filed a chapter 11 plan of reorganization with the Bankruptcy Court (the “Beal Plan”). The principal terms of the Beal Plan are as follows:

•

a capital contribution of $225 million in new equity capital (in exchange for 33.3% of the new equity in the Reorganized Debtors) in the form of a rights offering to holders of Second Lien Notes and general unsecured claims backstopped by Beal (who will receive 10% of the new equity in the Reorganized Debtors as a backstop fee in consideration for its agreement to provide such backstop);

•

Beal will receive approximately 56.7% of the new equity in the Reorganized Debtors and a payment of $100 million from the cash proceeds of the rights offering in satisfaction of Beal’s first lien loan;

•	a pro rata distribution of approximately 2.010% of the new equity in the Reorganized Debtors or approximately $13.9 million in cash to holders of Second Lien Notes and general unsecured claims; and
•	no recovery for old equity.
2

The foregoing summaries of the AHC Plan and the Beal Plan do not purport to be complete and are qualified in their entirety by reference to the AHC Plan and the Beal Plan, respectively.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed AHC Plan or an offer to sell or a solicitation of an offer to buy any securities of the Debtors. Any solicitation or offer to sell will be made pursuant to and in accordance with the AHC Disclosure Statement and applicable law.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K, including the exhibits being furnished as part of this report, as well as other statements made by the Debtors may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Registrants’ current views with respect to current events and financial performance. The words “possible,” “propose,” “might”, “could,” “would,” “projects,” “plan,” forecasts,” “anticipates,” “expect,” “intend,” “believe,” seek,” or “may,” the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. These forward-looking statements include statements other than historical information or statements of current condition, but instead represent only the Registrants’ belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Registrants’ control. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Registrant’s reports filed with the SEC including, but not limited to, their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Important factors that could cause actual results to differ from those contemplated by forward-looking statements include, but are not limited to, the Debtors’ ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Debtors to confirm and consummate the AHC Plan or any other plan of reorganization with respect to the chapter 11 cases, the terms of the restructuring or reorganization plan ultimately implemented, the timing thereof, the related costs and expenses, and the ability of the Registrants to maintain normal relationships with its vendors, service providers and customers. The Registrants disclaim any intention or obligation to update or revise an forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Debtors’ various prepetition liabilities, common stock and/or other equity securities.

3

Pursuant to the requirements of the Exchange Act, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2009

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ Robert M. Pickus
Robert M. Pickus
Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

By:	/s/ Robert M. Pickus
Robert M. Pickus
Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

By:	/s/ Robert M. Pickus
Robert M. Pickus
Chief Administrative Officer and General Counsel